                                                                  Exhibit 99.11

                  FORM OF ELECTION AND LETTER OF TRANSMITTAL

         To accompany certificates representing Class B common stock, par value $.01 per share ("Century Class B Shares"),

                                      of
                         CENTURY COMMUNICATIONS CORP.

("Century") when submitted pursuant to an election to receive (i) cash, (ii) shares of Adelphia Communications Corporation ("Adelphia") Class A common stock, par value $.01 per share ("Adelphia Class A common stock"), or (iii) some combination of cash and Adelphia Class A common stock, in connection with the Agreement and Plan of Merger, as amended, by and among Adelphia, Century and Adelphia Acquisition Subsidiary, Inc. ("Merger Sub") pursuant to which Century will merge with and into Merger Sub and become a wholly owned subsidiary of Adelphia.

                     The Exchange Agent for the Merger is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

         By Mail:            By Hand/Overnight Courier:     By Facsimile:
 Reorganization Department    Reorganization Department    (718) 234-5001
40 Wall Street, 46th Floor   40 Wall Street, 46th Floor
    New York, NY 10005           New York, NY 10005

                   For Eligible Financial Institutions Only:

 To confirm fax by telephone only, Reorganization Department: (718) 921-8200.

                FOR INFORMATION CALL TOLL FREE: (800) 937-5449

                               ----------------

   Delivery of this Form of Election and Letter of Transmittal to an address other than as set forth above or transmission of this Form of Election and Letter of Transmittal via a facsimile to a number other than as set forth above will not constitute a valid delivery to the Exchange Agent. This document should be delivered with any other documents required pursuant to the terms hereof in the envelope delivered in connection herewith.

                   The Information Agent for the Merger is:

                          BEACON HILL PARTNERS, INC.
                                40 Broad Street
                           New York, New York 10004
               Banks and Brokers Call: (212) 843-8500 (Collect)
                  All Others Call: (800) 755-5001 (Toll-Free)

   To be effective, this Form of Election and Letter of Transmittal, together with your stock certificates (or a Guarantee of Delivery of such stock certificates as set forth in General Instruction 8), must be received by the Exchange Agent before the Election Deadline.

      BOX A: ELECTION AND DESCRIPTION OF CENTURY CLASS B SHARES ENCLOSED
       (Attach additional sheets if necessary; check one Election only)
                  See "Election" and General Instruction 16.

   [_] STOCK ELECTION           [_] CASH ELECTION                    [_] MIXED ELECTION
     AS TO ALL SHARES             AS TO ALL SHARES

-------------------------------------------------------------------------------

  Name(s) and
Address(es) of
  Registered
   Holder(s)
 (Please fill
in, if blank),
  exactly as
name(s) appear                 Shares to     Shares to
      on         Certificate Receive Cash  Receive Stock
Certificate(s)*    Number    Consideration Consideration
--------------------------------------------------------
                                       -----------------
                                       -----------------
                                       -----------------
                                       -----------------
                                       -----------------
                                       -----------------
                                       -----------------
                                       -----------------
--------------------------------------------------------
TOTAL NUMBER OF SHARES
--------------------------------------------------------

 *In the case of a delivery using the Guarantee of Delivery procedures, exactly as name will appear on the certificate(s) when delivered.

   Please read the instructions in this Form of Election and Letter of Transmittal carefully before completing this Form of Election and Letter of Transmittal. The election deadline is 5:00 p.m., New York City time, on September 30, 1999 (the "Election Deadline"), by which date a completed Form of Election and Letter of Transmittal, together with your stock certificates or a Guarantee of Delivery, must be received by the Exchange Agent in order for any Cash Election or Mixed Election (as such terms are defined below) contained herein to be valid. Any stockholder wishing to make a Stock Election (as defined below) need not submit the Form of Election and Letter of Transmittal prior to the Election Deadline. Any Form of Election and Letter of Transmittal received by the Exchange Agent after the Election Deadline, whether or not a Stock Election is indicated thereon, shall be deemed to indicate a Stock Election.

   The tax consequences to a holder of Century Class B Shares will vary depending upon, among other things, whether a Stock Election, Cash Election or Mixed Election is made. For a summary of the federal income tax consequences of the receipt of the Merger Consideration (as defined below), see "The Merger--Material Federal Income Tax Consequences" in the Joint Proxy Statement/Prospectus dated August 12, 1999 (including all documents incorporated therein, and as it may be amended from time to time, the "Joint Proxy Statement/Prospectus") delivered prior hereto. You are urged, in addition, to consult with your tax advisor.

   If your stock certificate(s) has (have) been lost, stolen or destroyed and you require assistance in replacing it (them), see General Instruction 15 below. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your stock certificate(s) to this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery in place of your stock certificate(s), your stock certificate(s) must be delivered within three Nasdaq National Stock Market trading days thereafter. Therefore, if you wish to make an effective election, it is critical that you act immediately to obtain replacement stock certificates.

Ladies and Gentlemen:

   Pursuant to the Agreement and Plan of Merger, dated as of March 5, 1999, as amended on July 12, 1999 and on July 29, 1999 (the "Agreement"), among Adelphia, Century and Merger Sub, the undersigned hereby makes the election or elections set forth herein and surrenders to the Exchange Agent for cancellation, as exchange agent (the "Exchange Agent"), certificates representing (or, if after the effective time of the Merger (the "Effective Time"), formerly representing) all of the undersigned's Century Class B Shares (each such certificate, a "Century Class B Share Certificate"), listed in Box A above in exchange for either (i) the right to receive 0.84271335 of a share of Adelphia Class A common stock for each share of Century Class B common stock (such election, a "Stock Election"), (ii) the right to receive $48.14 in cash, without interest (such election, a "Cash Election") or (iii) a combination of cash for Century Class B Shares listed under the column heading "Shares to Receive Cash Consideration" in Box A above and Adelphia Class A common stock for Century Class B Shares listed under the column heading "Shares to Receive Stock Consideration" in Box A above (such election, a "Mixed Election"). Adelphia Class A common stock issued in connection with the Merger is referred to herein as the "Stock Consideration" and cash paid in connection with the Merger to record holders of Century Class B common stock as of the Effective Time is referred to herein as the "Cash Consideration." The Stock Consideration and the Cash Consideration are collectively referred to as the "Merger Consideration."

   The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set forth in the Agreement (including, but not limited to, the fact that the aggregate number of Century Class B Shares that may be converted into the right to receive the Cash Consideration shall not exceed 24.54% of the number of Century Class B Shares outstanding immediately prior to the effective time of the Merger, and consequently it is possible that certain Century stockholders making a Cash Election or a Mixed Election may receive Adelphia Class A common stock in lieu of the cash they would otherwise receive pursuant to such elections), the General Instructions below and the Joint Proxy Statement/Prospectus. The Agreement, as amended, is included as Appendix A to the Joint Proxy Statement/Prospectus. Extra copies of this Form of Election and Letter of Transmittal and the Joint Proxy Statement/Prospectus may be requested from Beacon Hill Partners, Inc., the Information Agent, at the phone number shown above, or from American Stock Transfer & Trust Company, the Exchange Agent, at the addresses shown above. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

   The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time, the registered holder of the Century Class B Shares represented by the Century Class B Certificate(s) surrendered herewith, with good title to the above-described Century Class B Shares and full power and authority to sell, assign and transfer such Century Class B Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Century Class B Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned to effect the exchange pursuant to the Agreement and the General Instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                                   ELECTION

   The appropriate box must be checked in Box A above in order to make a Cash Election or a Mixed Election (each as defined above). The box indicating a Stock Election (as defined above) may be checked by those wishing to make a Stock Election but any Form of Election and Letter of Transmittal received by the Exchange Agent without any checked election box will be treated as indicating a Stock Election.

   Your choice of Election for each share of Century Class B common stock is as follows:

                            What You Will Receive
                       For Each Century Class B Share,
      Election               Subject to Proration
      --------         -------------------------------
      Cash Election   $48.14 in cash, without interest

      Stock Election  0.84271335 Adelphia Class A Shares

   All elections are subject to the proration procedures set forth in the Merger Agreement, a copy of which is attached to the Joint Proxy Statement/Prospectus as Appendix A. The proration procedures are also described in the Joint Proxy Statement/Prospectus under the captions "The Merger--Cash and Stock Elections;--Proration," " The Merger Agreement and Related Agreements--The Merger Agreement--Election; Conversion of Century Shares; Proration" and "--Proration" and in General Instruction 4 below. You are urged to read the Joint Proxy Statement/Prospectus in its entirety before completing this Form of Election and Letter of Transmittal.

   All holders of Century Class B Shares wishing to make a Cash Election or a Mixed Election must deliver to the Exchange Agent a properly completed Form of Election and Letter of Transmittal prior to 5:00 p.m., New York City time, on September 30, 1999. All holders submitting a Form of Election and Letter of Transmittal after such time will be deemed to have made a Stock Election regardless of the election specified on such form. Holders of Century Class B Shares wishing to make a Stock Election are not required to submit this Form of Election and Letter of Transmittal prior to the Election Deadline or prior to the Effective Time; however, in order to receive the Merger Consideration for their Century Class B Shares, they must submit this Form of Election and Letter of Transmittal along with their Century Class B Share Certificate(s).

   The Exchange Agent reserves the right to deem that you have checked the "Stock Election" Box if:

   A. No Election choice is indicated in Box A above;

   B. More than one Election choice is indicated in Box A above;

   C. You fail to follow the General Instructions on this Form of Election and Letter of Transmittal (including submission of your certificates) or otherwise fail to properly make an election;

   D. A completed Form of Election and Letter of Transmittal (including submission of your certificates) is not actually received by the Election Deadline; or

   E. You return this Form of Election and Letter of Transmittal using the Guaranteed Delivery procedures and do not deliver your certificates representing the shares in respect of which an Election is being made within three (3) Nasdaq National Stock Market trading days thereafter.

   Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

   In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9, and (ii) mailed or delivered with your certificate(s) to the Exchange Agent at the address set forth above. In order to properly make a Cash Election or Mixed Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline. In order to properly make a Stock Election (or obtain the benefits of a deemed Stock Election), these actions must be taken at some time prior to or after the Effective Time.

   The method of delivery of the certificates and all other required documents is at the election and risk of the holder of Century Class B Shares; however, if the certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

   Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed certificates, the undersigned requests delivery of the Merger Consideration in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, please issue the Merger Consideration in the name of, and mail the Merger Consideration to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Century Class B Shares for which Special Issuance and Payment Instructions have been given.

   Consummation of the Merger is still subject to approval of the stockholders of Century and Adelphia and to the satisfaction of certain other conditions.

   In the event that the Agreement is terminated, the Exchange Agent will promptly return certificates previously submitted with any Form of Election and Letter of Transmittal. In such event, Century Class B Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, certificates representing Century Class B Shares held of record directly by the beneficial owners of such Century Class B Shares will be returned as promptly as practicable by first class, insured mail.


     SPECIAL ISSUANCE AND PAYMENT
             INSTRUCTIONS
  (See General Instruction 1, 6, 7,
            12, 13 and 14)

   To be completed ONLY if the
 certificate representing the Stock
 Consideration or the check
 representing the Cash Consideration
 or cash in lieu of fractional
 shares, as the case may be, is to
 be issued in the name of and mailed
 to someone other than the
 undersigned. NOTE: THE PERSON NAMED
 IN THESE SPECIAL ISSUANCE AND
 PAYMENT INSTRUCTIONS MUST BE THE
 PERSON WHO COMPLETES THE SUBSTITUE
 FORM W-9. Issue the certificate
 representing the Stock
 Consideration or the check
 representing the Cash Consideration
 or cash in lieu of fractional
 shares to:

 Name: ______________________________
            (Please Print)

 Address: ___________________________
            (Please Print)

 Zip Code: __________________________

 If you complete this box, you will
 need a signature guarantee by an
 eligible institution. See General
 Instruction 7.

    SPECIAL DELIVERY INSTRUCTIONS
  (See General Instructions 1, 6 and
                 13)

   To be completed ONLY if the
 certificate representing the Stock
 Consideration or the check
 representing the cash in lieu of
 fractional shares, as the case may
 be, issued in the name of the
 undersigned is to be sent to
 someone other than the undersigned
 or to the undersigned at an address
 other than that shown above. Mail
 the certificate representing the
 Stock Consideration or the check
 representing the Cash Consideration
 or cash in lieu of fractional
 shares to:

 Name: ______________________________
            (Please Print)

 Address: ___________________________
            (Please Print)

 Zip Code: __________________________

 Check this box if this is a
 permanent change of address. [_]

Ladies and Gentlemen:

   The undersigned represents and warrants that the undersigned has full power and authority to transfer the Century Class B Shares surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Adelphia to be necessary and desirable to complete the transfer of the Century Class B Shares surrendered hereby.

 Date: ______________________________

                               PLEASE SIGN HERE

 Signature: _________________________________________________________________


 Signature: _________________________________________________________________

    Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) on the box headed "Box A: Election and Description of Century Class B Shares Enclosed" or on the assignment authorizing transfer.

    If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See General Instruction 11 hereto.)
 Dated: _____________________________

 Name(s): ___________________________________________________________________
                                (Please Print)

 Capacity: __________________________________________________________________


 Daytime Area Code and Telephone Number: ____________________________________


THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR CENTURY CLASS B SHARES UNTIL THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN PROPERLY EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.

                              SIGNATURE GUARANTEE
          (Required Only in Cases Specified in General Instruction 7)

    The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

   Dated:

--------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                          (FIX MEDALLION STAMP ABOVE)


                             GUARANTEE OF DELIVERY
(To Be Used If Century Class B Stock Certificates Are Not Surrendered Herewith)
                            (See General Instruction 8)

    THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR CENTURY CLASS B SHARES COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M. (NEW YORK CITY TIME), ON THE THIRD NASDAQ NATIONAL MARKET TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

 [_]A member of a registered national
    securities exchange

                                        -------------------------------------
                                        Firm (Please Print or Type)


 [_]A member of the National
    Association of Securities           -------------------------------------
 Dealers, Inc.                          Authorized Signature


 [_]A commercial bank or trust          -------------------------------------
    company in the United States

                                        -------------------------------------


   Dated:
      ------------                      -------------------------------------
                                                       Address

                                        -------------------------------------
                                           Area Code and Telephone Number

 FACSIMILE TRANSMISSION:
 (for Eligible Financial Institutions only)
 (718) 234-5001
 FOR TELEPHONE CONFIRMATION:
 (718) 921-8200

                             GENERAL INSTRUCTIONS

   This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to 5:00 p.m., New York City time, on September 30, 1999, the Election Deadline, by those holders of Century Class B Shares desiring to make a Cash Election or a Mixed Election. It must also be used as a letter of transmittal at any time by any other holders of Century Class B Shares who wish to receive the Stock Consideration. Until a record holder's Century Share certificates are received by the Exchange Agent at the address set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holder will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration in exchange for his or her certificate(s). No interest will accrue on the Cash Consideration. If your stock certificate(s) is (are) lost, stolen or destroyed, please refer to General Instruction 15 below.

   A holder of Century shares must check the appropriate Election Box in Box A above to make an effective Cash Election or Mixed Election.

   Your election is subject to certain terms, conditions and limitations that have been set out in the Agreement and the Joint Proxy Statement/Prospectus. The Agreement is included as Appendix A to the Joint Proxy Statement/Prospectus. Extra copies of the Joint Proxy Statement/Prospectus may be requested from Beacon Hill Partners, Inc., the Information Agent, at the phone number shown above, or from American Stock Transfer & Trust Company, the Exchange Agent, at the address shown above. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of receipt of the Joint Proxy Statement/Prospectus.

   1. Election Deadline. For any Cash Election or Mixed Election contained herein to be considered, this Form of Election and Letter of Transmittal, properly completed, and your Century Class B stock certificate(s) must be received by the Exchange Agent at the address shown above on this Form of Election and Letter of Transmittal no later than 5:00 p.m., New York City Time, on September 30, 1999. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal is received on a timely basis and whether a Form of Election and Letter of Transmittal has been properly completed. Any such determinations shall be conclusive and binding.

   The Election Deadline is 5:00 p.m., New York City time, on September 30,
1999.

   2. Effect of Asserting Dissenters' Rights. A Form of Election will not be valid and will be ignored if completed by a holder of Century Class B Shares that provides Century (and Century actually receives) written notice of intent to assert dissenters' rights and does not vote in favor of the Merger and takes such other actions as may be required prior to the Effective Time to perfect dissenters' rights under applicable law. Any such holder that subsequently fails to perfect dissenters' rights will receive $11.81417001 in cash and 0.63595483 of a share of Adelphia Class A common stock, without interest in exchange for each share of Century Class B common stock.

   3. Revocation or Change of Form of Election and Letter of Transmittal. Any Form of Election and Letter of Transmittal may be revoked or changed by written notice to the Exchange Agent from the person submitting such Form of Election and Letter of Transmittal, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. Any such determinations shall be conclusive and binding.

   4. Election Procedures/Proration. To properly complete Box A, (1) the undersigned must check either the Cash Election, Mixed Election or Stock Election (if no box is checked, the Stock Election box will be deemed to have been checked); (2) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s);" (3) the number of each Century Class B Share

Certificate surrendered herewith must be written in the column under the heading "Certificate Number" along with the total number of Century Class B Shares represented by such certificate(s) under the heading "Total Number of Shares," and (4) in the event of a Mixed Election, the number of Century Class B Shares to receive cash under the heading "Shares to Receive Cash Consideration" and the number of Century Class B Shares to receive Adelphia Class A common stock under the heading "Shares to Receive Stock Consideration." As set forth in the Joint Proxy Statement/Prospectus, no more than 24.54% of the outstanding Century Class B Shares (other than shares held by dissenting stockholders and Century-held Shares) will be exchanged for cash and no more than 75.46% of such outstanding Century Class B Shares will be exchanged for Adelphia Class A common stock. If the Elections result in an oversubscription of either the Cash Consideration or the Stock Consideration, the procedures for allocating the Merger Consideration set forth in the Agreement and described in the Joint Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election, Mixed Election or Stock Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Joint Proxy Statement/Prospectus under the caption "The Merger Agreement and Related Agreements--The Merger Agreement--Election; Conversion of Century Shares; Proration" and "--Proration." The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until three Nasdaq National Market trading days after the Election Deadline. The Merger Consideration is expected to be mailed promptly after the determination of any proration in the Merger.

   5. Termination of Merger Agreement. Consummation of the Merger is subject to the required approval of the stockholders of Century and Adelphia and to the satisfaction of certain other conditions. No payments related to any surrender of Century Class B Share Certificates will be made prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Century Class B Elections will be void and of no effect and the Exchange Agent will promptly return all Century Class B Share Certificates previously received by it. In such event, Century Class B Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing Century Class B Shares held of record directly by the beneficial owners of such Century Class B Shares will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

   6. No Fractional Interests. No certificate representing fractional shares of Adelphia Class A common stock will be issued to holders of Century Class B Shares. Upon surrender of certificates representing Century Class B Shares after the Merger, holders of Century Class B Shares will be paid cash instead of any fractional shares of Adelphia Class A common stock they would otherwise receive. All fractional shares of Adelphia Class A common stock that a holder of shares of Century Class B Shares otherwise would be entitled to receive as a result of the merger will be aggregated. If a fractional share results from such aggregation, the amount of cash to be received instead of the fractional share will be equal to:

  .  the fraction of a share that would otherwise be received multiplied by

  . the closing price of a share of Adelphia Class A common stock on the Nasdaq National Market on the trading day immediately preceding the effective date of the Merger.

   7. Guarantee of Signatures. Signatures on this Form of Election and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" section has been completed and payment is to be made to someone other than the registered holder(s) of Century Class B Shares with respect to the surrendered certificates. In such event, signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Share Exchange Medallion Program or the Share Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

   8. Delivery of Form of Election and Letter of Transmittal and Century Class B Share Certificates; Guarantee of Delivery. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your Century Class B Share Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at the address set forth above. All Century Class B Share Certificates held by a single stockholder and not by a nominee, trustee or other representative (as set forth in General Instruction 9) must all be on a single Letter of Transmittal. A Guarantee of Delivery of such Century Class B Share Certificate(s) must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, and any Century Class B Share Certificate(s) covered by a Guarantee of Delivery must in fact be delivered to the Exchange Agent within three Nasdaq National Market trading days after the date of execution of such Guarantee of Delivery. Failure to deliver such Century Class B Share Certificate(s) shall invalidate any Election, and a Stock Election shall be deemed to have been made by the Century Class B Shares covered thereby. The method of delivery of the Form of Election and Letter of Transmittal, the Century Class B Share Certificates and all other required documents is at the election and risk of the holder of Century Class B Shares. If you choose to send the materials by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent. By delivering certificates for Century Class B Shares, the registered holder of such certificates releases Century, Merger Sub and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Century Class B Shares or the sale thereof or receipt of shares of common stock of the surviving corporation pursuant to the Agreement.

   9. Shares Held By Nominees, Trustees or Other Representatives; Multiple Elections. Holders of record of Century Class B Shares who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letters of Transmittal covering the aggregate number of Century Class B Shares held by such Representative for the beneficial owners for whom the Representative is making an affirmative Cash Election, Mixed Election or Stock Election or a deemed Stock Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the Century Class B Shares held by such Representative for any single beneficial owner. Any Representative that makes an affirmative Cash Election, Mixed Election or Stock Election or a deemed Stock Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such Century Class B Shares for a particular beneficial owner. If any Century Class B Shares are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a deemed Stock Election.

   10. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the numbers of Century Class B Shares represented thereby should be listed on additional sheets and attached hereto.

   11. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

   (a) All signatures must correspond exactly with the name written on the face of the certificate(s) without alteration, variation or any change whatsoever.

   (b) If the certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

   (c) If any surrendered Century Class B Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of certificates.

   (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the certificates listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

   (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

   12. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the holder of Century Class B Shares, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

   13. Special Issuance And Delivery Instructions. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash or Adelphia Class A common stock) is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

   In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.

   14. Withholding. Each surrendering holder of Century Class B Shares is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the holder of Century Class B common stock with respect to the certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such certificate(s) (or, if a check is made payable to another person as provided in the box above entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the surrendering holder of Century Class B common stock to 31% federal income tax withholding on payments made to such surrendering holder with respect to the Century Class B Shares and on future dividends, if any, paid by Adelphia. A holder of Century Class B common stock must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of Century Class B common stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, Adelphia will withhold 31% of all such payments and dividends but will return such amounts to the holder of Century Class B common stock if a TIN is later provided to the Exchange Agent within 60 days. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

   15. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your certificate(s) to this Form of Election and Letter of Transmittal. If your certificate(s) has (have) been lost, stolen or destroyed, you are urged to call the Information Agent toll-free at (800) 755-5001 immediately to receive instructions as to the steps you must take in order to effect an exchange of your Century Class B Shares.

   16. Elections, Certificates and Share Allocations. Each holder of Century Class B Shares is entitled to make a Cash Election, a Stock Election or a Mixed Election, provided the Form of Election and Letter of Transmittal for any holder making a Cash Election or a Mixed Election is properly completed and received by the Exchange Agent prior to the Election Deadline of 5:00 p.m., New York City time, on September 30, 1999. All holders of Century Class B common stock must complete Box A in order to effect a Cash Election or Mixed

Election. To properly complete Box A, the number of each certificate surrendered herewith must be written in the column under the heading "Certificate Number." In the event such holder is making a Cash Election as to all shares, the box immediately to the left of the words "Cash Election" must be checked, the number of Century Class B Shares represented by each certificate surrendered herewith should be written into the column under the heading "Shares to Receive Cash Consideration" beside each certificate number, and the column under the heading "Shares to Receive Stock Consideration" should be left blank. In the event such holder is making a Stock Election as to all shares, the box immediately to the left of the words "Stock Election" may be checked (although all Forms of Election and Letters of Transmittal that are improperly completed or that do not specify an election will be deemed to have specified a Stock Election as to all shares), the number of Century Class B Shares represented by each certificate surrendered herewith should be written into the column under the heading "Shares to Receive Stock Consideration" beside each certificate number, and the column under the heading "Shares to Receive Cash Consideration" should be left blank. In the event such holder is making a Mixed Election, the box immediately to the left of the words "Mixed Election" should be checked and such holder should allocate his or her shares represented by such holder's certificates between the columns marked "Shares to Receive Stock Consideration" and "Shares to Receive Cash Consideration" according to such holder's preferences. Holders of Century Class B Shares should see "Important Tax Information" below for important tax consequences of various elections.

   17. Miscellaneous. Adelphia and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal. Adelphia and the Exchange Agent shall not incur any liability for failure to give such notification, and each of Adelphia and the Exchange Agent has the absolute right to reject any and all Forms of Election and Letters of Transmittal not in proper form or to waive any irregularities or flaws in any Form of Election and Letter of Transmittal.

   18. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free at (800) 755-5001 or from the Exchange Agent by telephoning toll-free at (800) 937-5449.

                           IMPORTANT TAX INFORMATION

   Withholding. Under the federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing any payments of cash being made to each holder of certificates pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Century Class B Shares may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that they are subject to backup withholding as a result of a failure to report all interest and dividends.

   In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Century Class B Shares must, unless an exemption applies, provide the Exchange Agent with his correct TIN on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Century Class B Share Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Century Class B Share Certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

   Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

   For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "The Merger--Material Federal Income Tax Consequences" in the Joint Proxy Statement/Prospectus.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY


 SUBSTITUTE                Part 1--PLEASE PROVIDE             Social Security
 Form W-9                  TAXPAYER IDENTIFICATION NUMBER        Number(s)
 (See Instruction 11)      IN THE BOX AT RIGHT AND                  OR
 Please Fill in Your       CERTIFY BY SIGNING AND DATING        Employer
 Name and Address Below    BELOW. See the enclosed           Identification
                           "Guidelines for Certification        Number(s)
                           of Taxpayer Identification
                           Number on Substitute Form W-9"
                           for instructions.


 ----------------------    Part 2--Certification--Under penalties of
                           perjury, I certify that:
 Name (if joint                                              -----------------
 ownership, list first                                       -----------------
                           (1) The number shown on this form is my correct
                               Taxpayer Identification Number (or I am
                               waiting for a number to be issued to me), and
 and circle the name      -----------------------------------------------------
 of the person
 or entity whose           (2) I am not subject to backup withholding
 number is entered             because: (a) I am exempt from backup
 in Part 1)                    withholding, or (b) I have not been notified
                               by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 ----------------------
 Address (number and street)

 ----------------------
 City, State and Zip Code  Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 DEPARTMENT OF THE
 TREASURY INTERNAL
 REVENUE SERVICE PAYER'S
 REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER
 (TIN)
                          -----------------------------------------------------
                           Part 3--[_] Check this box if you have not been issued a TIN and have applied for one or intend to apply for one in the near future.

                           SIGNATURE _________________  DATE _________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER
      OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                            OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number but that such amounts will be returned to me if I later provide a taxpayer identification number within 60 days.

 -------------------------------------    -----------------------------------
               Signature                                Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(You) TO GIVE THE PAYER.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:                          GIVE THE SOCIAL SECURITY NUMBER OF--
-------------------------                          ------------------------------------
 1.  Individual                                    The individual

 2.  Two or more individuals (joint account)       The actual owner of the account or, if combined funds,
                                                   the first individual on the account(1)

 3.  Custodian account of a minor                  The minor(2)
     (Uniform Gift to Minors Act)

 4.  a. The usual revocable savings trust          The grantor-trustee(2)
      account (grantor is also trustee)

     b. So-called trust account that is not a      The actual owner(1)
      legal or valid trust under state law

 5.  Sole proprietorship                           The owner(3)

FOR THIS TYPE OF ACCOUNT:                          GIVE THE EMPLOYER IDENTIFICATION NUMBER OF--
-------------------------                          --------------------------------------------
 6.  Sole proprietorship                           The owner(3)

 7.  A valid trust, estate, or pension trust       The legal entity(4)

 8.  Corporate                                     The corporation

 9.  Association, club, religious, charitable,     The organization
     educational, or other tax-exempt organization
     account

10.  Partnership                                   The partnership

11.  A broker or registered nominee                The broker or nominee

12.  Account with the Department of Agriculture    The public entity
     in the name of a public entity (such as a
     State or local government, school district,
     or prison) that receives agricultural program
     payments

--------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL
      BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER

   If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

  . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  .  An international organization or any agency or instrumentality thereof.

  . A foreign government and any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  .  A corporation.

  .  A financial institution.

  . A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  .  A real estate investment trust.

  .  A common trust fund operated by a bank under Section 584(a).

  . An entity registered at all times during the tax year under the Investment Company Act of 1940.

  . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  . A futures commission merchant registered with the Commodity Futures Trading Commission.

  .  A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  .  Payments to nonresident aliens subject to withholding under Section
     1441.

  . Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  .  Payments of patronage dividends not paid in money.

  .  Payments made by certain foreign organizations.

  .  Section 404(k) payments made by an ESOP.

CERTAIN PAYMENTS, OTHER THAN PAYMENTS OF INTEREST, DIVIDENDS, AND PATRONAGE DIVIDENDS, THAT ARE EXEMPT FROM INFORMATION REPORTING ARE ALSO EXEMPT FROM BACKUP WITHHOLDING. FOR DETAILS, SEE THE REGULATIONS UNDER SECTIONS 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N.

       EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE
           FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING.
  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER,
            WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO
           THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR
               PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE.--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to IRS. IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                         [Letterhead of Century Comm.]
August 12, 1999

Dear Century Stockholder:

   It is currently anticipated that the merger (the "Merger") of Century Communications Corp. ("Century") with and into Adelphia Acquisition Subsidiary, Inc. ("Merger Sub"), a wholly owned subsidiary of Adelphia Communications Corporation ("Adelphia"), will, subject to stockholder approval and other closing conditions, be consummated subsequent to the special meetings.

   In accordance with the terms of the agreement and plan of merger, as amended (the "Merger Agreement"), you may surrender the stock certificate(s) representing all of your Century Class B Shares in exchange for certificates representing shares of Class A common stock of Adelphia at an exchange ratio of
0.84271335 of a share of Adelphia Class A common stock for each Century Class B Share, subject to the proration procedure as described below. The Merger Agreement also allows you to elect to receive on a share by share basis, in lieu of Adelphia Class A common stock, $48.14 in cash for all or a portion of your Century Class B Shares, subject to the proration procedure as described below, or a combination of cash and Adelphia Class A common stock. Pursuant to the terms of the Merger Agreement, the aggregate number of Century Class B Shares that may be converted into the right to receive cash will not exceed 24.54% of the number of Century Class B Shares outstanding immediately prior to the Effective Time of the Merger (excluding dissenting stockholders) and the aggregate number of Century Class B Shares that may be converted into the right to receive shares of Adelphia Class A common stock will not exceed 75.46% of the number of Century Class B Shares outstanding immediately prior to the Effective Time (excluding dissenting stockholders). Stockholders of Century who elect to receive cash should be aware that they may receive some shares of Adelphia Class A common stock instead of cash in the Merger and stockholders of Century who elect to receive stock should be aware that they may receive some cash instead of Adelphia Class A common stock in the Merger.

   As of the effective date of the Merger, your certificate(s) for Century Class B Shares automatically will be deemed to evidence ownership of the number of shares of Adelphia Class A common stock into which such Century Class B Shares have been converted, if you did not elect cash. However, no such dividends or other distributions (if any) made with respect to your Adelphia Class A common stock will be distributed until your certificate(s) for Century Class B Shares have been surrendered for exchange and a properly completed blue Form of Election and Letter of Transmittal has been submitted. Therefore, we encourage you to exchange your certificate(s) as soon as possible.

   A blue Form of Election and Letter of Transmittal and related instructions, together with a return envelope are enclosed for your use in delivering or mailing your certificates to American Stock Transfer & Trust Company, the Exchange Agent for this transaction. The blue Form of Election and Letter of Transmittal must be properly executed and returned with your certificates. If you elect all or a portion of the consideration for your shares in cash, your Form of Election and Letter of Transmittal and certificates must be received by 5:00 p.m., New York City time, on September 30, 1999. Please read the Form of Election and Letter of Transmittal carefully, along with the General Instructions.

   We urge you to act promptly in this matter. If you have any questions, please contact American Stock Transfer & Trust Company, the Exchange Agent, toll-free at (800) 937-5449 or Beacon Hill Partners, the Information Agent, toll-free at (800) 755-5001.

                                             Sincerely,
                                             /s/ Leonard Tow
                                             Leonard Tow
                                             Chief Executive Officer, Chairman
                                             of the Board and Stockholder
Enclosure